UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  03/14/2005

CardoVascular BioTerapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-51172

Delaware	33-0795984
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1700 West Horizon Ridge Parkway
Suite 100
Hendersen, Nevada 89012
(Address of Principal Executive Offices, Including Zip Code)

1-702-248-1174
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

CardioVascular BioTherapeutics, Inc. announced in a press release on March 14, 2005 it raised $17,250,000 in its initial public offering and that its common stock is trading on the over-the-counter bulletin board under ticker symbol "CVBT."

A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01.    Financial Statements and Exhibits

99.1        Press Release dated March 14, 2005 announcing CardioVascular BioTherapeutics, Inc. raised $17,250,000 in its initial public offering and that its common stock is trading on the over-the-counter bulletin board under ticker symbol "CVBT."

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

CardoVascular BioTerapeutics, Inc.

Date: March 14, 2005.	By:	/s/ Mickael A. Flaa
Mickael A. Flaa
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release